================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 1998.


                           CASTLE CREEK PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



                  DELAWARE                                  333-50367-02                           04-3416343
(State or Other Jurisdiction of Incorporation)         (Commission File Number)        (I.R.S. Employer Identification No.)



                               151 MERRIMAC STREET
                                BOSTON, MA 02114
                    (Address of Principal Executive Offices)



                                 (617) 523-6050
              (Registrant's telephone number, including area code)



================================================================================

ITEM 5.  OTHER EVENTS.


     1.  Press Release Respecting Reorganization.

         On June 30, 1998, Boston Celtics Limited Partnership ("BCLP") announced the consummation of its reorganization, pursuant to which limited partnership interests in the Registrant were distributed to BCLP unit holders who elected to maintain their investment in BCLP through an interest in the Registrant; a copy of BCLP's press release is attached to this Form 8-K as Exhibit 99. For further information regarding the reorganization, see the Registrant's Registration Statement on Form S-4 (File No. 333-50367).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

         3.1 Amended and Restated Partnership Agreement of Castle Creek Partners, L.P., dated June 29, 1998.

         99.1     Text of press release, dated June 30, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  June 30, 1998

                                       CASTLE CREEK PARTNERS, L.P.

                                       By: Castle Creek Partners GP, Inc.,
                                           its General Partner

                                       By: /s/ Richard G. Pond
                                           -------------------------------------
                                           Name: Richard G. Pond
                                           Title: Chief Financial Officer

                                  EXHIBIT INDEX

                                                           SEQUENTIALLY
      EXHIBIT NO.                    DOCUMENT              NUMBERED PAGE
      -----------                    --------              -------------
         3.1      Amended and Restated Agreement of
                  Limited Partnership of Boston Celtics
                  Limited Partnership II, dated
                  June 29, 1998.

         99.1     Press Release, dated June 30, 1998.